UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 30, 2006

WINSONIC DIGITAL MEDIA GROUP, LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-32231	52-2236253
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Marietta Street, Suite 2600
Atlanta, Ga. 30303
(Address of principal executive offices) (Zip Code)

(404) 230-5705
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On September 27, 2006, Winsonic Digital Media Group, Ltd. (the “Company”) executed an Interconnection Agreement with BellSouth Telecommunications, Inc. (“BellSouth”). The agreement is effective for a period of five years beginning on the effective date, September 27, 2006, and shall apply to the BellSouth territory in the State of Georgia.

Overall, the execution of this agreement will allow the Company to (1) interconnect with BellSouth at the Winsonic network located at 55 Marietta Street in Atlanta, Georgia to provide local, long distance or other network services to its customers; (2) collocate with BellSouth in its central offices to access unbundled services at discounted rates and provide them to the Company’s customers at its tariffed rates; (3) gain nondiscriminatory access to any pole, duct, conduit, or right-of-way owned or controlled by Bellsouth; and (4) resell services from the BellSouth Resale Tariff, which includes most local services, private line services and connection charges.

Additionally, the Company’s customers can be listed in the BellSouth telephone directory and access operator services (0), directory assistance (411) and emergency services (911).

The parties may commence negotiations for a new agreement between 270 to 180 days prior to the expiration of the agreement, and such agreement shall become effective as of the expiration of the initial five year term. If the parties are unable to negotiate new terms, conditions and prices, either may petition the Commission to establish appropriate rates, terms and conditions pursuant to 47 U.S.C. § 252.

On October 2, 2006, the Company and its wholly-owned subsidiary, Winsonic Digital Cable Systems Network, Ltd. (“WDCSN”), entered into a binding Memorandum of Understanding (“MOU”) with James E. Thomas, the creator and developer of a digital distribution platform called SNATCHBOX. Under the MOU, the Company and Mr. Thomas agreed to enter into an exchange agreement, wherein the Company will provide shares of its common stock to Mr. Thomas in exchange for the digital distribution platform -i.e., SNATCHBOX.

Also, under the agreement, Mr. Thomas will serve as a Vice President of WDCSN; and the Company will provide the platform, technical support and expertise for SNATCHBOX.

The descriptions set forth above are qualified in their entirety by reference to the Interconnection Agreement and Memorandum of Understanding, respectively, which are filed as exhibits to this current report on Form 8-K and incorporated herein by this reference.

Item 8.01 Other Events.

Government Regulation and Public Perception

Regulation of telecommunication services by federal, state and local governmental authorities is advantageous to Winsonic Digital Media Group, Ltd. The passage of the Telecommunications Act of 1996 provides for more competition in traditionally monopolistic markets, which requires the new local and long distance telecommunications service providers, as well as cable operators, to align with network, application, transport, telecommunication and technology providers, such as Winsonic Digital Cable Systems Network, Ltd. (“WDCSN”), a wholly-owned subsidiary of the Company, to provide them with a competitive advantage.

Additionally, the regulatory environment regarding the provision of local and long distance telecommunications services, as well as the provision of cable television service, has become less stringent. This provides WDCSN with the opportunity to resell the services of other telecommunications, cable and television companies in new markets and to distribute WDCSN’s technology, products, and services to the new telecommunications competitors.

WDCSN has a sophisticated regulatory and legal staff that specializes in regulatory affairs on both the Federal and State level.

Federal Regulations

The Federal Communications Commission (FCC), Department of Justice and the Federal Trade Commission are the regulatory bodies of the federal government that have jurisdiction over technology and telecommunications firms such as WDCSN. Of these bodies, the FCC has the most direct impact on WDCSN.

The Telecommunications Act of 1996 provides for Federal regulation of WDCSN’s business focus; however, the legislation has not presented obstacles for WDCSN with regard to its core business. In fact, the Company believes the regulatory environment, which encompasses Regional Bell Operating Companies (RBOCs) and long distance carriers, makes WDCSN an ideal partner with the respective companies because it is not heavily regulated.

State Regulations

State Legislatures, State Public Utilities/Service Commissions (PUCs/PSCs) and State Departments of Justice regulate WDCSN; however, the Telecommunications Act of 1996 has preempted the states from most of their regulatory authority regarding local telecommunication service. Nevertheless, the State PUCs has the authority to regulate local exchange companies to promote more widespread competition in the local telecommunication service industry. In fact, we believe that the State PUCs or PSCs are in favor of companies, such as WDCSN, penetrating the local and long distance markets. Therefore, the Company believes that State PUC/PSCs’ approval of WDCSN’s provisioning of local and long distance telecommunications services is inevitable.

Recent Licenses and Certifications

On May 30, 2006, the Company obtained an FRN (FCC Registration Number) from the FCC that identifies it as a provider of interstate services. FRNs are required for entities, including service providers that do business with the FCC, and serve as unique identifiers for all transactions with the Commission. What this means for the Company is that it can now offer telecommunications services (including data, video, and voice offerings) between states for our Georgia-based customers.

On July 21, 2006, the Company’s request for Section 214 authorization under 47 U.S.C. § 214 was granted by the FCC. This certification allows the Company to provide telecommunications services between the United States and foreign points (U.S. - international services). This certification is particularly important to the Company’s ability to compete in a global digital content market.

On August 15, 2006, the Company was certified as a Competitive Local Exchange Carrier (CLEC) by the Public Service Commission (“PSC”) of the State of Georgia. This certification validates the Company as a provider of local exchange services (IntraLATA). As a certified CLEC, the Company is in a position to compete with Local Exchange Carriers (LECs) through use of LEC infrastructure. Through this certification, the Company has the ability to collocate with various LECs (i.e., connect its switches with the LECs’ switches) to gain access to their unbundled network elements (UNE) - e.g., facilities, equipment, features and functions. Essentially, this will allow the Company access to LEC customers and enable it to provide voice, data and video services in each of the calling areas in the State of Georgia.

Additionally, on August 15, 2006, the Georgia PSC approved the Company as an Other Common Carrier (OCC). The OCC approval is required in the State of Georgia for those companies wishing to operate as a facilities-based carrier, and extend the provision of services beyond that of a reseller.

Also, on August 15, 2006, the Georgia PSC approved the Company as an IntereXchange Carrier (IXC). This certification validates the Company as a provider of interexchange/InterLATA services - i.e., long-distance services - in the State of Georgia.

In September of 2006, having qualified as an Eligible Telecommunications Provider with the FCC, the Company obtained a Service Provider Identification Number (SPIN) from the Universal Service Administrative Company (USAC), which will allow WDCSN to participate in the Federal Universal Service Fund programs - High Cost, Low Income, Rural Health Care, and Schools and Libraries Programs administered by USAC. Participation in these programs will enable the Company to offer facilities-based services to low income consumers, schools and libraries, and rural health care providers at a discount, and allow them to be reimbursed from the Universal Service Fund for discount percentages that are pre-approved by the FCC. This identification number will make it possible for the Company to bid on requests for proposal (RFP) for these universal services.

On September 15, 2006, the Company was certified to operate an Open Video System (OVS) in Atlanta and Athens, Georgia (the “Service Areas”) pursuant to 47 C.F.R. §76.1502. Through this certification, the Company is authorized to offer video services in the Service Areas either by distributing programming as a cable television provider or by establishing an open video system (OVS) to deliver video programming to the home or business. Additionally, services such as “on-demand” and other video programming can be made available on a point-to-point basis to the Company’s customers through its OVS. The offering of cable services expands the Company’s ability to serve the consumer market and differentiate the Company from several other competitors. Moreover, the OVS certification serves as a segue into the digital content market.

Trademark and Service Mark Approval

On September 12, 2006, the Company’s application for the registration of the WINSONIC trademark and service mark was approved pursuant to the Trademark Act of 1946, as amended. The approval of the mark entitles the Company to use the WINSONIC name on its products, services, marketing and advertising.

The Company was approved to use its mark under two classes:

Class 38 - which includes Internet telephony services; telecommunication services, namely, personal communication services using a public switch telephone network or PSTN; local and long distance telephone services using a public switch telephone network or PSTN; voice over asynchronous transfer mode (ATM) services; voice over IP services; providing telecommunications connections to a global computer network; telecommunications consultation and gateway services; telecommunications reseller services, namely, providing local and long distance telecommunications services; telecommunications services, namely, ISDN services, personal communication services, providing fiber optic network services, and providing multiple user dial-up and dedicated access to the Internet; wireless services, namely, text and numeric digital messaging services, facsimile mail services, PBX services; voice mail services; electronic voice messaging, namely, the recording and subsequent transmission of voice messages by telephone; electronic transmission of documents among users of computers via computer terminals.

Class 42 - which includes the design for others of integrated circuits and integrated circuit cores for use in wireless communications and wireless communication equipment and apparatus and digital signal processors (DSP); cross-platform conversion of digital content into other forms of digital content; providing electronic verification of on-line orders of digital content and generating electronic permission codes which allow users to access said digital content; providing temporary use of non-downloadable computer software for shipment processing over computer networks, intranets and the Internet and PSTN networks.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1. Interconnection Agreement between BellSouth Telecommunications, Inc. and Winsonic Digital Media Group, Ltd., dated September 27, 2006.

10.2.  Memorandum of Understanding between Winsonic Digital Media Group, Ltd., Winsonic Digital Cable Systems Network, Ltd. and Jimmy E. Thomas, dated October 2, 2006.

99.1. Federal Communications Commission Registration Number confirmation.

99.2. Confirmation of Section 214 Authority to Provide Facilities-Based International Communication Services.

99.3. Confirmation of Winsonic Digital Media Group, Ltd.’s certification as a Competitive Local Exchange Carrier (CLEC) in the State of Georgia.

99.4. Certificate of Authority from the Georgia Public Service Commission granting Winsonic Digital Media Group, Ltd. the authority to provide IntraLATA and InterLATA telecommunication services as an Other Common Carrier (OCC) throughout the State of Georgia.

99.5. Certificate of Authority from the Georgia Public Service Commission certifying Winsonic Digital Media Group, Ltd. as an IntereXchange Carrier (IXC) and granting it the authority to resell Interexchange telecommunications services.

99.6. Confirmation of Winsonic Digital Media Group, Ltd.’s receipt of a Service Provider Identification Number (SPIN) from the Universal Service Administration Company (USAC).

99.7. Order from the Federal Communications Commission granting Winsonic Digital Media Group, Ltd the authority to operate an open video system in Atlanta and Athens, Georgia.

99.8 Certification of Registration of the WINSONIC mark from the US Patent and Trademark Office.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINSONIC DIGITAL MEDIA GROUP, LTD.

Date: October 4, 2006	By:	/s/ Winston Johnson
Winston Johnson
Chairman/CEO